UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2007
CNL HOTELS & RESORTS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
420 South Orange Avenue, Suite 700, Orlando, Florida 32801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (407) 650-1510
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.
Suspension of Amended and Restated Redemption Plan and
Termination of Amended and Restated Reinvestment Plan
The terms of the Agreement and Plan of Merger, dated as of January 18, 2007, by and among CNL Hotels & Resorts, Inc. (the “Company”), MS Resort Holdings LLC, certain subsidiaries of MS Resort Holdings LLC and Ashford Sapphire Acquisition LLC, as amended as of February 21, 2007 (the “Merger Agreement”), provide that the Company shall promptly suspend or terminate, in accordance with their respective terms, and shall not reinstate, the Company’s Amended and Restated Redemption Plan (the “Redemption Plan”) and the Company’s Amended and Restated Reinvestment Plan (the “Reinvestment Plan”). Accordingly, on February 16, 2007, the board of directors of the Company approved (i) the suspension of the Company’s Redemption Plan effective as of March 31, 2007, and (ii) the termination of the Company’s Reinvestment Plan effective as of March 31, 2007. As a result, as of the respective effective dates, no shares of our common stock will be redeemed by the Company pursuant to the Redemption Plan, and any distributions to the Company’s stockholders will not be reinvested in shares of our common stock pursuant to the Reinvestment Plan for the first quarter of 2007 or in any quarter thereafter while the Merger Agreement is in effect.
Attached hereto as Exhibit 99.1 is a copy of a letter, to be dated March 1, 2007, from the Company to its stockholders providing notice of (i) the suspension of the Redemption Plan and (ii) the termination of the Reinvestment Plan.
Cautionary Statements
In connection with the proposed transactions contemplated by the Merger Agreement (the “Sale Transaction”), the Company filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2007, a definitive proxy statement. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE SALE TRANSACTION. The proxy statement, as it may be amended from time to time, and all other documents filed by the Company with the SEC are available free of charge at the SEC’s website, www.sec.gov or from CNL Hotels & Resorts, Inc., Investor Relations, at CNL Center II at City Commons, 420 South Orange Avenue, Orlando, Florida 32801, (407) 650-1000. The definitive proxy statement has been mailed to the Company’s stockholders.
The Company and its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the Sale Transaction. Information about the Company, its directors and its executive officers, and their ownership of the Company’s securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of the Company, which was filed with the SEC on August 17, 2006 and the proxy statement filed on February 22, 2007 in connection with the Sale Transaction, as it may be amended from time to time.
Forward-Looking Statements
Certain statements contained in this letter that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, which include, without limitation, statements regarding the consummation of the proposed Sale Transaction, the expected timing of such consummation, the effective date of the suspension or termination of the plans, the expected total per share consideration and the payment of future dividends, are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements, including, but not limited to, (1) the failure to satisfy conditions to completion of the Sale Transaction, including receipt of Company stockholder approval; (2) the failure of the other parties to the Merger Agreement (the “Buyer Parties”) to obtain the necessary financing arrangements set forth in commitment letters received in connection with the Sale Transaction; (3) the occurrence of any effect, event, development or change that could give rise to the termination of the Merger Agreement; (4) the failure of the Sale Transaction, or any of its components, to close for any other reason; (5) the risks that the Sale Transaction disrupts current plans and operations, including potential difficulties in employee retention; (6) the amount of the costs, fees, expenses and charges related to the Sale Transaction; (7) in the event of default by the Buyer Parties, the $300 million guaranty that their affiliates have provided to secure their obligations may not be collectible or adequate to cover the Company’s damages or the guarantors may default on their obligations under the guaranty; (8) changes in local and national real estate market conditions and general economic conditions, including extended U.S. military combat operations abroad and the potential for terrorist attacks and the occurrence or perceived likelihood of the occurrence of certain contagious diseases or the pace of recovery of areas affected by hurricanes or other natural disasters or pandemics such as “SARS” or “Bird Flu,” that could affect occupancy rates at the Company’s hotel and resort properties and the demand for hotel products and services; (9) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Sale Transaction; (10) the Company’s ability to continue to qualify as a real estate investment trust and to make payments which are necessary, including distributions, to maintain such status; (11) changes in interest rates and financial and capital markets; (12) legislative or regulatory changes, including changes to laws governing the taxation of real estate investment trusts; and (13) other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of the Company’s filings with the SEC.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Letter, to be dated March 1, 2007, from the Company to its stockholders concerning the suspension of the Redemption Plan and the termination of the Reinvestment Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.
Date: February 27, 2007	By:	/s/ Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Letter, to be dated March 1, 2007, from the Company to its stockholders concerning the suspension of the Redemption Plan and the termination of the Reinvestment Plan.

5